COLUMBIA HIGH YIELD FUND, INC.
                                  (THE "FUND")



                Supplement to Prospectuses Dated January 1, 2004


The section entitled PORTFOLIO MANAGERS is revised in its entirety as follows:

PORTFOLIO MANAGER
-----------------

JEFFREY L. RIPPEY, CFA, a Senior Vice President of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since it commenced operations in 1993. Mr. Rippey joined Columbia Management in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.



180-36/343R-0304                                                   March 4, 2004